Exhibit 10.3


                              WAIVER AND AMENDMENT


     Reference is made to the Amended and Restated Credit Agreement dated as of March 15, 2002 (as amended, modified, supplemented or restated through the date hereof, the "Credit Agreement") by and among Booth Creek Ski Holdings, Inc. ("BCS Holdings"), Booth Creek Ski Acquisition Corp. ("BCS Acquisition"), Trimont Land Company ("TLC"), Sierra-at Tahoe, Inc. ("Sierra-at-Tahoe"), Waterville Valley Ski Resort, Inc. ("Waterville"), Mount Cranmore Ski Resort, Inc.
("Cranmore"), Ski Lifts, Inc. ("Ski Lifts"), LMRC Holding Corp. ("LMRC Holding"), Loon Mountain Recreation Corporation ("Loon"), Loon Realty Corp. ("Loon Realty" and together with BCS Holdings, BCS Acquisition, TLC, Sierra-at-Tahoe, Waterville, Cranmore, Ski Lifts, LMRC Holdings and Loon, the "Borrowers"), as borrowers, DRE, L.L.C. ("DRE" and together with the Borrowers, the "Loan Parties"), as guarantor, the Lenders from time to time parties thereto, as lenders, and Fleet National Bank, a national banking association (the "Agent"), as agent for the Lenders. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.


     The Borrowers have informed the Lenders that the Loan Parties and their Subsidiaries will not satisfy the requirements of Section 5.5(a) of the Credit Agreement for the four consecutive fiscal quarter period ended January 31, 2003.


     In order to induce the undersigned Lenders to enter into this Waiver and Amendment, the Borrowers hereby represent and warrant that (a) the actual Consolidated Resort EBITDA of the Loan Parties and their Subsidiaries for the four consecutive fiscal quarter period ended January 31, 2003 was not less than $21,500,000, (b) no Default or Event of Default under the Credit Agreement exists on the date hereof after giving effect to this Waiver and Amendment and
(c) all of the representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date hereof after giving effect to this Waiver and Amendment, with the same effect as if those representations and warranties had been made on and as of the date hereof (except as to transactions permitted under the Credit Agreement and described on a Compliance Certificate previously delivered to the Agent and except to the extent that any representation or warranty made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and except that all references therein to the audited financial statements of the Loan Parties and their Subsidiaries shall refer to the most recent audited financial statements of the Loan Parties and their Subsidiaries).


     The undersigned Lenders, constituting Majority Lenders under the Credit Agreement, hereby waive any Default or Event of Default arising as a result of the failure by the Borrowers to satisfy Section 5.5(a) of the Credit Agreement for the four consecutive fiscal quarter period ended January 31, 2003. The undersigned Lenders, constituting Majority Lenders under the Credit Agreement, also agree to hereby amend Section 2.2(c) of the Credit Agreement by adding at the end of such provision the following language:

               "; provided that the Designated Cleanup Period for 2003 shall be a period of not less than twenty (20) consecutive days."

     This Waiver and Amendment is limited as specified and shall not constitute a modification, amendment or waiver of any other provision of the Credit Agreement or constitute a course of dealing between the parties. This Waiver and Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. From and after the date hereof, all references to the Credit Agreement in the Credit Agreement and in any other Lender Agreements shall be deemed to be references to the Credit Agreement as modified hereby. Except as amended hereby, the Credit Agreement and the other Lender Agreements shall remain in full force and effect in accordance with their terms.


                            [Signature Page Follows]

     IN WITNESS WHEREOF, the Loan Parties and the Lenders have executed this Waiver and Amendment as of March 14, 2003.



                                           Booth Creek Ski Holdings, INC.
                                           Booth Creek Ski Acquisition Corp.
                                           Trimont Land Company
                                           Sierra-at-Tahoe, Inc.
                                           Waterville Valley Ski Resort, Inc.
                                           Mount Cranmore Ski Resort, Inc.
                                           SKI LIFTS, INC.
                                           LMRC HOLDING CORP.
                                           Loon Mountain Recreation Corporation
                                           Loon Realty Corp., as Borrowers



                                           By: /s/ Brian J. Pope
                                               ----------------------------
                                           Name:   Brian J. Pope
                                           Title:  Vice President


                                           DRE, L.L.C., as Guarantor
                                           By:  SKI LIFTS, INC., its Manager

                                           By: /s/ Brian J. Pope
                                               ----------------------------
                                           Name:   Brian J. Pope
                                           Title:  Vice President

                                           FLEET NATIONAL BANK, as Agent for the
                                           Lenders under the Credit Agreement
                                           and on its own behalf

                                           By: /s/ Thomas Engels
                                               ----------------------------
                                           Name:   Thomas Engels
                                           Title:  Senior Vice President


                                           U.S. BANK NATIONAL ASSOCIATION,
                                           as Lender

                                           By: /s/ Heather A. Miller
                                               ----------------------------
                                           Name:   Heather A. Miller
                                           Title:  Vice President